EXHIBIT (N)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the reference to our firm under the captions "Financial Highlights", "Experts" and "Financial Statements" and to the use of our report dated December 12, 2006, which is incorporated by reference, in this Registration Statement (Form N-2 333-138220 and 811-08002) of Korea Equity Fund, Inc.


                                          /s/ ERNST & YOUNG LLP



                                          ERNST & YOUNG LLP


New York, New York
January 10, 2007